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                                                                    EXHIBIT 23.2



                      CONSENTS OF INDEPENDENT ACCOUNTANTS



The Board of Directors
Patapsco Bancorp, Inc.:


     We consent to the use of our report incorporated herein by reference.



                               /s/ KPMG Peat Marwick LLP
                               -------------------------------------------
                               KPMG Peat Marwick LLP